Impairment, Net of Reversal of Impairment of Investments and Assets (Tables)	12 Months Ended
Dec. 31, 2017
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Summary of Impairment, Net of Reversal of Impairment of Investments and Assets

	UNITED STATES DOLLAR
	2017	2016	2015
Investments	(3.7)	(0.1)	(117.4)
Listed investments	(0.5)	(0.1)	(8.5)
Unlisted investments	(3.2)	—	—
Equity accounted investees
- Hummingbird Resources Plc (“Hummingbird”)[1]	—	—	(7.5)
- Far Southeast Gold Resources Incorporated (“FSE”)[2]	—	—	(101.4)
Property, plant and equipment	81.3	(76.4)	(81.5)
Reversal of impairment of Arctic Platinum (“APP”)[3]	39.0	—	(39.0)
Reversal of impairment and impairment of property, plant and equipment - other[4]	42.3	(76.4)	(42.5)
Goodwill	(277.8)	—	—
South Deep goodwill[5]	(277.8)	—	—
Inventories	—	—	(8.0)
Stockpiles and consumables[6]	—	—	(8.0)

Impairment, net of reversal of impairment of investments and assets	(200.2)	(76.5)	(206.9)

1	Following the identification of impairment indicators at 30 June 2015, the investment in Hummingbird was valued at its recoverable amount, which resulted in an impairment of US$7.5 million. The recoverable amount was based on the investment’s fair value at the time, being its quoted market price (level 1 of the fair value hierarchy). The impairment is included in the “Corporate and other” segment.
2	Following the identification of impairment indicators at 31 December 2015, FSE was valued at its recoverable amount which resulted in an impairment of US$101.4 million. The recoverable amount was based on the fair value less cost of disposal (“FVLCOD”) of the investment (level 2 of the fair value hierarchy). FVLCOD was indirectly derived from the market value of Lepanto Consolidated Mining Company, being the 60% shareholder of FSE. The impairment is included in the “Corporate and other” segment.
3	Following the Group’s decision during 2013 to dispose of non-core projects, APP was classified as held for sale and, accordingly, valued at the lower of fair value less cost of disposal or carrying value which resulted in impairments of US$89.7 million and US$3.2 million during 2013 and 2014, respectively. APP’s carrying value at 31 December 2014 after the above impairments was US$40.0 million which was based on an offer received close to the 2014 year-end. During 2015, active marketing activities for the disposal of the project continued after the 2014 offer was not realised. During 2015, APP was further impaired by US$39.0 million, resulting in a carrying value of US$1.0 million at 31 December 2015. The impairment is included in the “Corporate and other” segment. At 31 December 2016, APP no longer met the definition of an asset held for sale and was reclassified to property, plant and equipment at a recoverable amount of US$1.0 million. During 2017, active marketing activities continued and as a result, a sale agreement was concluded comprising a purchase offer of US$40.0 million cash and a 2% net smelter refiner royalty on all metals. As a result, the impairment of US$39.0 million previously recorded, was reversed and APP was reclassified as an asset held for sale at 31 December 2017. Refer note 12 for further details.
4	Reversal of impairment and impairment of property, plant and equipment is made up as follows:

	UNITED STATES DOLLAR
	2017	2016	2015

– Redundant assets at Cerro Corona (2015: Cerro Corona)	(0.8)	—	(6.7)

– Reversal of cash-generating unit impairment at Cerro Corona (2016: impairment of $66.4 million)	53.4	(66.4)	—

(The impairment in 2016 was due to the reduction in gold and copper reserves due to depletion, a decrease in the gold and copper price assumptions for 2017 and 2018, a lower resource price and an increase in the Peru tax rate. The reversal of the impairment in 2017 was due to a higher value-in-use following the completion of a pre-feasibility study in 2017, with the assistance of external specialists, extending the life-of-mine from 2023 to 2030 by optimising the tailings density and increasing the tailings capacity by using in-pit tailings after mining activities end. After taking into account one year amortisation, the reversal of impairment amounted to US$53.4 million (2016: The recoverable amount was based on its FVLCOD calculated using a combination of the market and the income approach (level 3 of the fair value hierarchy)). Refer to accounting policies on page 139 for assumptions).

– Damang assets held for sale	—	(7.6)	—

(Following the Damang re-investment plan, a decision was taken to sell certain mining fleet assets and related spares. The sale of the assets is expected to be concluded during 2017. As a result, the assets were classified as held for sale (refer note 12) and valued at the lower of FVLCOD or carrying value which resulted in an impairment of US$7.6 million).

– Asset-specific impairment at Tarkwa	(6.8)	—	—

(Relating to aged, high maintenance and low effectiveness mining fleet that is no longer used).

– Asset-specific impairment at Damang	(3.5)	(2.4)	(35.8)

(Relating to all assets at the Rex pit. Following a series of optimisations, the extensional drilling, completed in 2017, failed to deliver sufficient tonnages at viable grades to warrant further work (2016: inoperable mining fleet that is no longer used under the current life-of-mine plan, 2015: Immovable mining assets written off to nil that would no longer be used under the current life-of-mine plan)).

Reversal of impairment and impairment of property, plant and equipment – other	42.3	(76.4)	(42.5)

5	At 31 December 2017, the Group recognised an impairment of R3,495.0 billion (US$277.8 million) at South Deep. The recoverable amount was based on its FVLCOD calculated using a combination of the market and the income approach (level 3 of the fair value hierarchy). The impairment calculation was based on the 2017 life-of-mine plan using the following assumptions:

-	Gold price of R525,000 per kilogram;

-	Resource price of US$17 per ounce at the Rand/Dollar exchange rate of R12.58;

-	Resource ounces of 29.0 million ounces;

-	Life-of-mine: 78 years; and

-	Discount rate: 13.5% nominal.

The impairment is due to a reduction in the gold price assumptions, a lower resource price and a deferral of production.

6	Net realisable value write-down of stockpiles at Damang.